                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 18, 2001
                  ---------------------------------------------
                (Date of Report; Date of Earliest Event Reported)


                           Raytel Medical Corporation
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                      ------------------------------------
                 (State or other jurisdiction of incorporation)

            000-27186                                   942787342
     ------------------------                 --------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)


2755 Campus Drive, San Mateo, California                  94403
----------------------------------------                ----------
(address of principal executive offices)                (Zip Code)


                                 (650) 349-0800
                   ------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         Raytel Medical Corporation (Nasdaq: RTEL) (the "Company") hereby incorporates by reference a press release from the Company dated December 18, 2001, which is filed herein as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits:

                  Exhibit No.       Description
                  -----------       -----------
                       99.1         Press Release dated December 18, 2001.

                       99.2 Letter Agreement dated December 6, 2001 by and between RT Acquisition Group, Inc. and
                                    Raytel Medical Corporation.
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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RAYTEL MEDICAL CORPORATION


Date:  December 18, 2001          By:      John F. Lawler, Jr.
                                     ------------------------------------------------
                                           John F. Lawler, Jr.
                                           Vice President and Chief Financial Officer


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
                                  EXHIBIT INDEX


                    EXHIBIT NO.     DESCRIPTION
                    99.1            Press Release dated December 18, 2001

                    99.2 Letter Agreement dated December 6, 2001 by and between RT Acquisition Group, Inc. and
                                    Raytel Medical Corporation.


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